Exhibit 23.2

                          INDEPENDENT AUDITOR'S CONSENT
                          -----------------------------

    We consent to the incorporation by reference in Registration Statements No. 333-2787, No. 333-61771, No. 333-79531, No. 333-65948 and No.333-65950 of North
Valley Bancorp on Form S-8 of our report, dated January 31, 2002, appearing in this Annual Report on Form 10-K of North Valley Bancorp for the year ended December 31, 2002.


/s/ Deloitte & Touche LLP


Sacramento, California
March 27, 2003

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